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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): May 29, 1998
                                                          ----------------


                                    TRW Inc.
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             (Exact name of registrant as specified in its charter)




           Ohio                       1-2384                  34-0575430
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    (State or other           (Commission File Number)    (I.R.S. Employer
      jurisdiction of                                     Identification Number)
     incorporation)



                    1900 Richmond Road, Cleveland, Ohio                44124
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                  (Address of principal executive offices)           (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.


         From time to time, TRW and its representatives make statements that are forward-looking. All forward-looking statements involve risks and uncertainties. TRW is filing this Form 8-K to provide readers with cautionary statements identifying, for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, important factors that could cause TRW's actual results to differ materially from those contained in any forward-looking statements made by, or on behalf of, the Company. These factors include, but are not limited to, the following matters.

         TRW's consolidated results could be affected by: the continued development of and demand for new products; the ability to continue technical innovation; availability of funding for research and development; the ability to successfully identify and integrate acquisitions; pricing pressures from customers; pricing pressures resulting from the European Economic Union's conversion to a single currency; the introduction of competing products or technology by competitors; the ability to meet performance and delivery requirements on systems for customers; the economic, regulatory, and political instability of certain emerging countries; the effects of changes in laws and regulations as they relate to TRW's businesses; foreign exchange rates; the cost and availability of funds; interest rate risk; the impact of legal proceedings; and the ability to attract and retain skilled employees with high-level technical competencies.

         TRW's automotive business also could be affected by: changes in consumer debt levels and interest rates; the cyclical nature of the automotive industry; moderation or decline in the automobile build rate; successful new product launches; successful implementation of the Company's Project ELITE (Earning Leadership in Tomorrow's Environment) and the ability to achieve cost reductions; work stoppages; customer warranty claims; changes to the regulatory environment regarding automotive safety; and TRW's ability to increase the application rates of its products per vehicle.

         TRW's space, defense and information systems business also could be affected by: the level of defense funding by the government; the Company's ability to receive contract awards; the ability to develop and market products and services for customers outside of the traditional space and defense markets; and the Company's ability to successfully integrate BDM International with
TRW's existing business.


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         Readers should understand that it is not possible to predict or identify all factors that could cause TRW's actual results to differ materially from those contained in any forward-looking statements made by, or on behalf of, the Company. Consequently, readers should not consider the factors listed above to be a complete statement of all potential risks and uncertainties.

         Readers are cautioned that any forward-looking statement reflects only the beliefs of TRW or its management at the time the statement is made. TRW undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement was made.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         TRW INC.


Date:    May 29, 1998                     By:    /s/ William B. Lawrence
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                                                 William B. Lawrence
                                                 Executive Vice President,
                                                 General Counsel and Secretary